UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 15, 2017
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL 32901
(Address of principal executive offices and Zip Code)
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Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 15, 2017, The Goldfield Corporation (the “Company”) posted presentation materials on the Investors section under the Company Info subsection of The Goldfield Corporation’s website, which is currently located at http://ir.goldfieldcorp.com/presentations. Members of the Company’s management may use all or portions of these materials from time to time in meetings with or when making presentations to the investment community, current or potential stakeholders and others. A copy of the presentation materials is attached hereto as Exhibit 99.1.
The Company intends to post certain information regarding the Company from time to time on the Investors section of the Company’s website, which is currently located at http://ir.goldfieldcorp.com/.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1.	The Goldfield Corporation presentation materials for the year ended December 31, 2016 dated March 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2017

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1.	The Goldfield Corporation presentation materials for the year ended December 31, 2016 dated March 15, 2017.

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